UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2026

ARXIS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-43234	39-5113483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue
Bloomfield, Connecticut		06002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 860 243-7100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	ARXS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Form 8-K filed with the Securities and Exchange Commission, on May 29, 2026, Arxis, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Orion Merger Sub, Inc., a Minnesota corporation and a wholly owned subsidiary of Arxis (the “Merger Sub”), Omnetics Connector Corporation, a Minnesota corporation (“Omnetics”), and Gary Jacobs, President of Omnetics, in his capacity as shareholder representative (the “Shareholder Representative”). Omnetics is a leading designer and manufacturer of proprietary high-reliability Micro-D-Sub and Nano-D-Sub connectors and interconnect assemblies used in critical defense and space, commercial aerospace and medical applications and will operate within the Company’s Electronic Components segment.

On August 17, 2026, the Company closed on the transactions contemplated by the Merger Agreement (the “Merger”). The aggregate consideration for the Merger was based on an agreed enterprise value, which was $770.0 million, subject to customary closing adjustments. At closing, the Company issued 13,351,964 shares of the Company’s Class A common stock, par value $0.01 per share (“Class A common stock”), to the former shareholders of Omnetics and funded $8.0 million of cash escrow accounts pursuant to the Merger Agreement. The issuance of the Company’s Class A common stock was made pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933.

Item 3.02 Unregistered Sales of Equity Securities.

The information included in Item 2.01 above is incorporated by reference into this Item 3.02. This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy shares of Class A common stock or other securities of the Company.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

Exhibit No.
99.1	Press Release dated August 18, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arxis, Inc.

Date:	August 18, 2026	By:	/s/ Azad Badakhsh
Azad Badakhsh Chief Financial Officer